Exhibit 99.1

Horizon Aircraft Provides Business Update and Second Quarter of Fiscal 2026 Results

TORONTO, January 14, 2026 - New Horizon Aircraft Ltd. (NASDAQ: HOVR), doing business as Horizon Aircraft (“Horizon Aircraft” or the “Company”), an advanced aerospace engineering company and developer of one of the world’s first hybrid-electric VTOL (Vertical Take-Off and Landing) aircraft, today reported its financial and operational results for the second quarter of fiscal 2026, ended November 30, 2025.

Highlights include:

●	Made significant development progress on its full-scale hybrid-electric Cavorite X7 aircraft with expected assembly of the first prototype in 2026 and initial testing in early 2027;

●	Strengthened liquidity with more than $24 million of cash on hand, positioning Horizon Aircraft with sufficient capital to achieve its goals through 2026;

●	Enhanced operational efficiency, reflected in lower administrative costs relative to increased R&D as full-scale aircraft production advances;

●	Awarded a non-dilutive grant under the INSAT (The Initiative for Sustainable Aviation Technology) program for an estimated $10.5 million all-weather eVTOL project; and

●	Doubled its highly experienced engineering team year over year, with plans to double headcount again by the end of 2026.

Brandon Robinson, Co-Founder and CEO of Horizon Aircraft, commented, “The progress achieved during the second quarter of fiscal 2026 provides strong momentum toward completing our full-scale aircraft and commencing initial testing within the next 12 to 18 months. Over the next six months, we will remain focused on expanding our world-class engineering team, scaling our supply chain, and deepening strategic partnerships that support our long-term vision.”

Brian Merker, CFO of Horizon Aircraft, added, “With significantly improved working capital and incoming non-dilutive funding, coupled with a disciplined operating strategy that balances efficiency with growth, we are well positioned to continue investing in our people, advancing our technology, and executing toward completion of our full-scale aircraft.”

For more information about Horizon Aircraft, please see the Company’s website or watch its innovative technology in action on the Company’s YouTube channel.

Conference Call

New Horizon Aircraft will host a conference call to review its financial and operational results on Wednesday, January 14, 2026, starting at 8:30 a.m. Eastern Standard Time. The conference call may be accessed by telephone at 888-506-0062 from North America and at 973-528-0011 from international numbers (Access Code: 953458) or by joining the live webcast on the Company’s investor relations website at https://ir.horizonaircraft.com/events-presentations. An archive of the webcast will be available shortly after the call.

About Horizon Aircraft

Horizon Aircraft (NASDAQ: HOVR) is an advanced aerospace engineering company that is developing one of the world’s first hybrid-electric VTOL (Vertical Take-Off and Landing) aircraft designed to fly most of its mission in traditional wing-borne flight, offering industry-leading speed, range, and operational utility. Horizon Aircraft’s unique designs put the mission first and prioritize safety and performance. Upon successful completion of testing and certification of its full-scale aircraft, Horizon Aircraft intends to scale unit production to meet expected demand from regional operators, emergency service providers, and military customers.

For further information, visit:

Website www.horizonaircraft.com
LinkedIn https://www.linkedin.com/company/horizon-aircraft-inc

For further information, contact:

Investors:

Kathryn Burns
ir@horizonaircraft.com

Media:

Edwina Frawley-Gangahar
EFG Media Relations
+44 7580 174672
edwina@efgmediarelations.com

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “target,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements herein include, but are not limited to, statements relating to the targeted readiness of the full-scale hybrid Cavorite X7 eVTOL prototype for initial testing, development priorities and technical milestones; funding and liquidity sufficiency and runway; certification and testing plans; and potential production, partnership, supply chain and market opportunities.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Horizon Aircraft competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Horizon Aircraft will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding Horizon Aircraft’s industry and market size; (v) financial condition and performance of Horizon Aircraft, including the condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon Aircraft; (vi) Horizon Aircraft’s ability to develop, certify, and manufacture an aircraft that meets its performance expectations; (vii) successful completion of testing and certification of Horizon Aircraft’s Cavorite X7 eVTOL; (viii) the targeted future production of Horizon Aircraft’s Cavorite X7 aircraft; and (ix) other factors detailed by us in the Company’s public filings with the Securities and Exchange Commission (“SEC”) and under the Company’s profile on sedarplus.ca, including the disclosures under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025, filed with the SEC and filed under the Company’s profile on sedarplus.ca on August 22, 2025. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, it assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law. Horizon Aircraft does not give any assurance that Horizon Aircraft will achieve its expectations.